As filed with the Securities and Exchange Commission on February 27, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 – December 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

Dear Shareholder,

2013 was an unusual year in several respects. First, it was a very strong year for the markets. The S&P 500 Index® posted its largest increase in 16 years, returning 29.6%, the Dow Jones Industrial Average® posted its largest increase in 18 years, returning 26.5%, and the Nasdaq Composite® increased 38.3%. Our part of the world—small cap growth stocks—did particularly well, as our benchmark, the Russell 2000 Growth Index®, increased 43.30%. We are pleased to share that the Adams Harkness Small Cap Growth Fund (the “Fund”) compared very favorably against all of these, with a return of 54.15% for the year. The nature of the advance was also unusual—this was one of the few years in stock market history without a major correction of 10% or more. There were a lot of “little” corrections—2 to 4% or so—throughout the year, but overall it was a year in which volatility continued to stay low, as the VIX®, the Chicago Board Options Exchange (CBOE) volatility index, which is the most popular measure of volatility, was in the mid-teens for the majority of the year. It was also a year which saw the return of dispersion—different stocks within the same group performed very differently, and the spread between the worst performing stock in a particular industry and the best performing stock in a particular industry was very wide. Historically, market correlations have only been in the 60%-70% range; in the financial crisis, it moved into the 90%-110% range; 2013 marked the first year we dropped back into the “normal” band.

While many market pundits have opined that the strong market move in 2013 was puzzling, as it was “not supported by fundamentals”, we have a slightly different view. We started 2013 with a number of headwinds—domestically, these included the sequester, tremendous political strife in Washington, tentative consumer confidence and businesses exhibiting a lot of caution. Internationally, Europe was still mired in deep recession, and Japan was locked in a deflationary, no growth scenario. As we exited 2013, many of the headwinds had lifted: the sequester was over; the budget issue was resolved in a surprisingly collegial fashion, at least for Washington DC; consumer and business confidence began to pick up; Europe appeared to be stabilizing; Japan was actually starting to show signs of growth, and the market was very sensitive to changes on the margin. All of these changes, which occurred throughout 2013, had caused many investors’ time horizons to lengthen and led to the multiple expansion. We would argue that 2013 was the beginning of the “return to normal”: in the absence of crisis, investors began to look toward the future, and they began to see a future that looked potentially more promising than the future had looked the past few years. Americans are by nature an optimistic people, we believe; however, the impact of the financial crisis and the collapse of the housing market had caused the vast majority of us to become much more cautious. We believe in 2013, we began to get back some of our faith in the future. Part of what has vexed so many investors in the years since the crisis, we believe, is the slow rate of growth in the economy. There have been many theses put forth as to why growth is so slow—the global economy, the issues in Europe, the increased regulation in the United States, etc.  We believe that there is another more fundamental reason: almost every industry in this country is undergoing a massive cycle of innovation. While in some sectors it leads directly to growth, in many sectors it causes a stall--as the “new” is rising, the “old” is dying. Until the “new” becomes established enough to offset the “old”, the overall rate of economic growth cannot rise. We believe in 2013 two very significant things occurred: the nature of this transition started to become clear to the general investing public, and the “new” began to equal, and in some sectors, outweigh the “old”.

1

ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

Our investment process focuses on high growth companies, whose earnings growth is driven by secular trends. Given that focus, the macroeconomic backdrop in 2013 was, we believe, an ideal one for our strategy. In a slower growth economy, it makes sense that companies that can grow earnings significantly faster than the average company should do well. In a slower growth economy, those companies with secular “winds at their backs” tend to drive earnings growth significantly faster than the average company. Companies which were able to grow at above average rates were rewarded with above average multiples; thus, we benefitted from earnings growth and price/earnings multiple expansion in our stock selection. Those companies that were perceived by investors to be leaders in the “change curve” and thus market share takers, not market share losers, benefitted disproportionately in terms of price/earnings multiple expansion, and those are the types of companies our investment process is focused upon. The only sectors that detracted from the Fund’s performance for the year were Telecommunications Services and Consumer Staples, and their detraction was modest. The Fund’s best performing sectors for the year were Financials, Industrials, and Healthcare, and the remaining five sectors, also, contributed positively to performance for the year. Even among a very strong year for stock pickers, we had a few stocks that were very strong contributors. Among our best performers were WageWorks, Inc. DexCom, Inc., and Conn’s Inc.—three very different companies, with certain commonalities:

WageWorks administers and operates a broad array of Flexible Spending Accounts, Health Savings Accounts, Health Reimbursement Arrangements and commuter benefits, such as transit and parking programs that employers offer to employees as a benefit. The company delivers these programs through a scalable delivery model that allows access through a standard Web browser on any Internet enabled device, from a smart phone to a tablet to a traditional computer. Given its model, as the company’s revenues grow, its earnings have the potential to grow significantly faster. It was this faster earnings growth that propelled the company’s stock, combined with the realization that WageWorks could be a major beneficiary of health care reform: as employers move to health exchanges for employees, WageWorks has a whole new set of opportunities it is ideally suited to exploit.

DexCom is a leading provider of continuous glucose monitoring systems for people with diabetes. The company experienced very strong revenue growth and new patient additions in 2013, driven in part by studies that indicate that continuous glucose monitoring can provide major health benefits to those with diabetes, and also by new product introductions. The company’s latest system, which was approved late in 2012, is indicated for seven day use and is designed to transmit blood glucose readings from a disposable subcutaneous sensor attached to the patient’s body, to a pocket-sized receiver.

Conn’s Inc. is a specialty retailer of home related goods, including consumer electronics, appliances, furniture, and mattresses. The company operated over 65 stores in Texas, Oklahoma, Louisiana, and New Mexico, and focuses on the “sub-prime” purchaser. It offers credit through its in-house credit operations as well as through two third-party options; most of its purchases occur on credit. The company saw strong growth in 2013, as it benefitted from new management’s repositioning of the brand and the merchandise it carried, having shifted away from electronics and more towards home related goods; it also benefitted from its customers desire to access credit and the limited options available to the customer.

2

ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

While it was a good year, it was not without its disappointments. Most of our disappointments were smaller positions, but among them were:

Polypore International—Polypore makes filters for electric vehicle batteries, smart phones, and certain medical devices. While the electric vehicle market is growing, Polypore over-expanded at the wrong time, and is experiencing increasing competition. Management is attempting to return the company to a growth path, but we believe it will take some time for market demand to catch up to the company’s capacity—longer than we initially thought.

Trulia, Inc.—Trulia is one of the larger online real estate databases. As with everything else, buying and selling of homes is moving to the web.  Trulia’s management team made an acquisition that provides realtors with a suite of tools with which to manage their business. While this may ultimately prove to be a successful strategy, it is one which we believe will require at least a year of heavy investment, if not longer, to bear fruit.

Ultratech, Inc. –Ultratech is a major provider of processing equipment used in making integrated circuits (semiconductors). The semiconductor industry is undergoing a major transition which has taken much longer than expected and has been more difficult to execute than anyone expected. As a result, orders for new tools stopped.

We have certain core beliefs that drive our investment process and define our firm. Among those is the belief that change is the nature of life in small cap growth companies: these companies will flourish if senior management has correctly identified a market opportunity and exploited it; they live or die by how relevant their product or service is to their customers—does it resonate? Does it solve a problem? The length of time their product or service remains relevant depends upon how far out ahead of the “change curve” they are—the best companies are early in identifying a new trend or process and become integral to that trend or process. Big companies that once were small companies that have done this successfully are Amazon, Cisco, Amgen, among others. When we research a company, we look at it through the filter of change. Because we are fundamentally focused stock pickers, we spend most of our days talking with the managements of smaller growth companies. Out of these conversations we identify trends or changes that we believe are secular; we call those changes themes.

One of the most striking things about the economy today is just how much change is occurring. It touches almost every sector of the economy, from the energy sector, where the shale gas revolution offers the potential to make America the largest producer of oil and gas in the world for some time to come, to the industrial sector, where the combination of new manufacturing methods such as 3D printing and the low cost of energy have the potential to revitalize our manufacturing sector, to housing, where we are in the very early stages of what we believe will be a long housing recovery, to biotechnology, where the marriage of new technology and computing power are enabling us to potentially truly cure a number of disease states (such as cancer) with targeted therapies. The current cycle of innovation is one of the strongest we have witnessed in our lifetime, affecting the technology landscape, the biotechnology and healthcare landscape, the consumer landscape, the energy landscape, and the manufacturing landscape within our own country. All of these themes have enormous potential to shape the economic landscape for years to come and certainly into 2014.

3

ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

Given that we are early in a major cycle of innovation, occurring across a number of industries, there exists a dynamic swath of smaller companies with strong earnings growth and secular/thematic change affecting the global economy. We have no particular edge over anyone else in determining what the macroeconomic landscape will look like going forward. We believe that the current backdrop of reasonable growth, low inflation, and low interest rates will be with us for some time, not just domestically but globally, and that should be a positive for equities. Where we do have an edge, we believe, is in our ability, through many years of practice, to identify companies that are on the leading edge of change, whose stocks have the potential to reward their shareholders. From what we see as a result of our research, we believe that 2014 will be a year of much opportunity to employ our investment process toward our objective in seeking maximum capital appreciation.

That does not mean, however, that 2014 will be without its issues. We do expect more volatility this year than in 2013, which was one of the lowest volatility years we can remember. We believe that market corrections, when they occur, will be dominated by two viewpoints: the first will be fears of a recession.  Investors will worry that the slowdown in China, as the current regime tries to effect a switch from an export driven to an internally driven growth economy, will create enough issues that the world will enter a slowdown and the U.S. may be pulled into a recession. The second will be fears that the economy is growing too quickly and inflation will occur because the Federal Reserve is “behind the curve”. These concerns will arise when we get a period of faster than expected growth. We are currently undergoing a correction driven by the first concern; our best guess is that the second concern becomes evident in the spring or the back half of 2014, as our economic recovery gets a bit more established. And of course, it is always possible that something unexpected may occur that shakes investor confidence, as the market hates surprises. Having said that, however, we believe that 2014 may still be a constructive year for our strategy, as again we see much opportunity in smaller cap growth companies, driven by secular changes that are occurring in the world. We will continue to employ our investment process to identify those opportunities, and we will seek to use the volatility of the marketplace to your advantage, if possible.

We appreciate your investment in the Fund. We assure you that we will continue to work diligently on your behalf, uncovering opportunities in the small cap growth world. We wish you and your family a happy, healthy and prosperous 2014.

Sincerely,

Mary Lisanti, CFA
President & Portfolio Manager

4

ADAMS HARKNESS SMALL CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The Nasdaq Composite is a market-capitalization weighted index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of December 31, 2013, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

5

ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2013

6

ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

AF		Security		AF		Security
AF	Shares	Description	Value	AF	Shares	Description	Value
Common Stock - 96.7%					6,400	Euronet Worldwide, Inc. (a)	$306,240
Biotechnology - 3.7%					5,580	Financial Engines, Inc.	387,698
	5,110	ACADIA Pharmaceuticals, Inc. (a)	$127,699		17,030	Home Bancshares, Inc.	636,070
	1,935	Alnylam Pharmaceuticals, Inc. (a)	124,479		25,315	MGIC Investment Corp. (a)	213,659
	2,280	Celldex Therapeutics, Inc. (a)	55,199		12,745	Regional Management Corp. (a)	432,438
	3,840	Halozyme Therapeutics, Inc. (a)	57,562		6,010	Texas Capital Bancshares, Inc. (a)	373,822
	7,460	Isis Pharmaceuticals, Inc. (a)	297,206		12,820	The Bancorp, Inc. (a)	229,606
	2,665	Ligand Pharmaceuticals, Inc., Class B (a)	140,179		14,915	Western Alliance Bancorp. (a)	355,872
	6,935	Pacira Pharmaceuticals, Inc. (a)	398,693				4,202,340
			1,201,017	Health-Care - 18.0%
Business Services - 7.9%					16,880	Acadia Healthcare Co., Inc. (a)	798,930
	1,975	Benefitfocus, Inc. (a)	114,036		8,460	Akorn, Inc. (a)	208,370
	3,010	CoStar Group, Inc. (a)	555,586		5,830	Align Technology, Inc. (a)	333,185
	5,384	Demandware, Inc. (a)	345,222		6,015	Cardiovascular Systems, Inc. (a)	206,254
	6,700	Huron Consulting Group, Inc. (a)	420,224		4,725	Cyberonics, Inc. (a)	309,535
	4,650	Kforce, Inc.	95,139		18,875	DexCom, Inc. (a)	668,364
	8,000	Korn/Ferry International (a)	208,960		27,030	ExamWorks Group, Inc. (a)	807,386
	3,670	Medidata Solutions, Inc. (a)	222,292		7,545	ICON PLC (a)	304,894
	3,905	On Assignment, Inc. (a)	136,363		1,372	IPC The Hospitalist Co., Inc. (a)	81,483
	7,850	WageWorks, Inc. (a)	466,604		13,459	LDR Holding Corp. (a)	317,632
			2,564,426		37,295	MiMedx Group, Inc. (a)	325,958
Consumer Discretionary - 11.5%					18,255	Novadaq Technologies, Inc. (a)	301,025
	5,695	Brunswick Corp.	262,312		18,790	NuVasive, Inc. (a)	607,481
	5,265	Conn's, Inc. (a)	414,829		6,170	Spectranetics Corp. (a)	154,250
	45,570	Cumulus Media, Inc., Class A (a)	352,256		2,460	Tandem Diabetes Care, Inc. (a)	63,394
	6,075	Deckers Outdoor Corp. (a)	513,095		6,075	Wright Medical Group, Inc. (a)	186,563
	8,235	Grand Canyon Education, Inc. (a)	359,046		40,415	Zogenix, Inc. (a)	139,028
	15,580	H&E Equipment Services, Inc. (a)	461,635				5,813,732
	25,241	LifeLock, Inc. (a)	414,205	Industrials - 14.8%
	565	Lumber Liquidators Holdings, Inc. (a)	58,133		5,850	Acuity Brands, Inc.	639,522
	2,070	Mattress Firm Holding Corp. (a)	89,093		3,595	Allegiant Travel Co. (a)	379,057
	6,580	Spirit Airlines, Inc. (a)	298,798		24,905	Gentherm, Inc. (a)	667,703
	1,035	The Hain Celestial Group, Inc. (a)	93,957		12,440	Globe Specialty Metals, Inc.	224,044
	3,735	The Ryland Group, Inc.	162,136		22,450	Horsehead Holding Corp. (a)	363,915
	2,315	Trex Co., Inc. (a)	184,112		33,370	JetBlue Airways Corp. (a)	285,314
	3,682	WCI Communities, Inc. (a)	70,289		1,735	Middleby Corp. (a)	416,348
			3,733,896		10,435	Mobile Mini, Inc. (a)	429,713
Energy - 3.6%					6,455	Power Solutions International, Inc. (a)	484,770
	7,394	Athlon Energy, Inc. (a)	223,668		5,135	Proto Labs, Inc. (a)	365,509
	1,275	Bonanza Creek Energy, Inc. (a)	55,424		11,375	Swift Transportation Co. (a)	252,639
	5,375	Kodiak Oil & Gas Corp. (a)	60,254		18,375	Taser International, Inc. (a)	291,795
	23,795	Scorpio Tankers, Inc.	280,543				4,800,329
	15,653	US Silica Holdings, Inc.	533,924	Retail - 10.1%
			1,153,813		3,750	ANN, Inc. (a)	137,100
Financial Services - 13.0%					3,835	Buffalo Wild Wings, Inc. (a)	564,512
	8,050	Cardtronics, Inc. (a)	349,773		3,910	Burlington Stores, Inc. (a)	125,120
	12,140	Encore Capital Group, Inc. (a)	610,156		6,420	Fiesta Restaurant Group, Inc. (a)	335,381
	12,760	Essent Group, Ltd. (a)	307,006		13,965	Fifth & Pacific Co., Inc. (a)	447,857
					4,788	G-III Apparel Group, Ltd. (a)	353,306
					1,325	Kirkland's, Inc. (a)	31,363

See Notes to Financial Statements.	7

ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

AF		Security		The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.
AF	Shares	Description	Value
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Retail (continued)
	6,390	Red Robin Gourmet Burgers, Inc. (a)	$469,921
	1,380	Restoration Hardware Holdings, Inc. (a)	92,874
	7,470	Sonic Corp. (a)	150,819	Valuation Inputs	Investments in Securities
	3,340	The Container Store Group, Inc. (a)	155,677	Level 1 - Quoted Prices	$31,310,738
	13,780	The Finish Line, Inc., Class A	388,183	Level 2 - Other Significant Observable Inputs	-
	510	Vince Holding Corp. (a)	15,642	Level 3 - Significant Unobservable Inputs	-
			3,267,755	Total	$31,310,738
Technology - 14.1%
	6,420	Ambarella ,Inc. (a)	217,831	The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.
	11,615	Aspen Technology, Inc. (a)	485,507
	12,450	CalAmp Corp. (a)	348,226	There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.
	7,415	Cognex Corp. (a)	283,105	AFA
	1,250	CommVault Systems, Inc. (a)	93,600	PORTFOLIO HOLDINGS
	15,885	Constant Contact, Inc. (a)	493,547	% of Total Investments
	7,055	Cornerstone OnDemand, Inc. (a)	376,314	Biotechnology	3.8%
	4,080	Electronics for Imaging, Inc. (a)	158,018	Business Services	8.2%
	1,985	FARO Technologies, Inc. (a)	115,725	Consumer Discretionary	11.9%
	8,040	Finisar Corp. (a)	192,317	Energy	3.7%
	10,404	Inphi Corp. (a)	134,212	Financial Services	13.4%
	15,560	IntraLinks Holdings, Inc. (a)	188,432	Health-Care	18.6%
	6,405	Marketo, Inc. (a)	237,433	Industrials	15.3%
	5,545	Monolithic Power Systems, Inc. (a)	192,190	Retail	10.5%
	10,365	Proofpoint, Inc. (a)	343,807	Technology	14.6%
	4,888	The ExOne Co. (a)	295,528		100%
	470	Ultimate Software Group, Inc. (a)	72,013
	8,750	WebMD Health Corp. (a)	345,625	AFA
			4,573,430
Total Common Stock
(Cost $27,393,478)			31,310,738
Total Investments - 96.7%
(Cost $27,393,478)*			$31,310,738
Other Assets & Liabilities, Net – 3.3%			1,080,565
Net Assets – 100.0%			$32,391,303

PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is $ 27,519,011 and net unrealized appreciation consists of:
Gross Unrealized Appreciation			$4,075,989
Gross Unrealized Depreciation			(284,262)
Net Unrealized Appreciation			$3,791,727

See Notes to Financial Statements.	8

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $27,393,478)	$31,310,738
Cash	1,042,624
Receivables:
Fund shares sold	134,395
Dividends and interest	9,930
Prepaid expenses	11,191
Total Assets	32,508,878

LIABILITIES
Payables:
Fund shares redeemed	52,528
Accrued Liabilities:
Adviser	Investment adviser fees	26,719
Trustees’ fees and expenses	15
Fund services fees	7,165
Other expenses	31,148
Total Liabilities	117,575

NET ASSETS	$32,391,303

COMPONENTS OF NET ASSETS
Paid-in capital	$27,493,255
Distributions in excess of net investment income	(496)
Accumulated net realized gain	981,284
Net unrealized appreciation	3,917,260
NET ASSETS	$32,391,303
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,658,086
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$19.54
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	9

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income	$24,366
Interest income	914
Total Investment Income	25,280
Adviser
EXPENSES
Investment adviser fees	177,862
Fund services fees	175,598
Shareholder service fees	44,465
Custodian fees	5,000
Registration fees	18,867
Professional fees	34,349
Trustees' fees and expenses	529
Miscellaneous expenses	25,407
Total Expenses	482,077
Fees waived and expenses reimbursed	(161,926)
Net Expenses	320,151

NET INVESTMENT LOSS	(294,871)

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	4,504,662
Net change in unrealized appreciation on investments	2,785,999
NET REALIZED AND UNREALIZED GAIN	7,290,661
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,995,790

See Notes to Financial Statements.	10

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2014	#	41639 #	#	41274
		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
OPERATIONS
Net investment loss		$(294,871)		$(147,973)
Net realized gain		4,504,662		1,184,973
Net change in unrealized appreciation (depreciation)		2,785,999		341,042
Increase in Net Assets Resulting from Operations		6,995,790		1,378,042

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(108,434)		-
Net realized gain		(1,251,341)		-
Total Distributions to Shareholders		(1,359,775)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares		21,288,627		1,568,170
Reinvestment of distributions		1,266,338		-
Redemption of shares		(7,197,567)		(2,315,013)
Redemption fees		1,927		-
Increase (Decrease) in Net Assets from Capital Share Transactions		15,359,325		(746,843)
Increase in Net Assets		20,995,340		631,199

NET ASSETS
Beginning of Year		11,395,963		10,764,764
End of Year (Including line (a))		$32,391,303		$11,395,963

SHARE TRANSACTIONS
Sale of shares		1,126,394		118,819
Reinvestment of distributions		70,105		-
Redemption of shares		(391,442)		(175,946)
Increase (Decrease) in Shares		805,057		(57,127)

(a) Undistributed (distributions in excess of) net investment income.		$(496)		$108,427

See Notes to Financial Statements.	11

ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$13.36	$11.83	$12.59	$9.34	$7.69
INVESTMENT OPERATIONS
Net investment loss (a)	(0.29)	(0.17)	(0.20)	(0.23)	(0.23)
Net realized and unrealized gain (loss)	7.43	1.70	(0.56)	3.48	1.88
Total from Investment Operations	7.14	1.53	(0.76)	3.25	1.65
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.13)	—	—	—	—
Net realized gain	(0.83)	—	—	—	—
Total Distributions to Shareholders	(0.96)	—	—	—	—
REDEMPTION FEES (a)	— (b)	—	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$19.54	$13.36	$11.83	$12.59	$9.34
TOTAL RETURN	54.15%	12.93%	(6.04)%	34.80%	21.46%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$32,391	$11,396	$10,765	$13,007	$12,404
Ratios to Average Net Assets:
Net investment loss	(1.66)%	(1.26)%	(1.59)%	(2.25)%	(2.97)%
Net expense	1.80%	1.80%	1.80%	2.34%	3.08%
Gross expense (c)	2.71%	3.44%	3.40%	3.63%	4.01%
PORTFOLIO TURNOVER RATE	295%	294%	324%	319%	381%

(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.01 per share.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Note 1. Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

13

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they

14

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Fees and Expenses

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief

15

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. The Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses to cap the expense ratio at 1.80% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). These voluntary waivers may be reduced or eliminated at any time. For the fiscal year ended December 31, 2013, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$ 56,671	$ 105,255	$ 161,926

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the fiscal year ended December 31, 2013, were $64,199,377 and $51,418,602, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal year ended as noted were characterized for tax purposes as follows:

2013
Ordinary Income	$714,744
Long-Term Capital Gain	645,031
$1,359,775

16

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$910,220
Undistributed Long-Term Gain	196,101
Unrealized Appreciation	3,791,727
Total	$4,898,048

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2013. The following reclassification was the result of net operating loss offsetting short term gains and passive foreign investment company transactions and has no impact on the net assets of the Fund.

Distributions in Excess of Net Investment Income (Loss)	$294,382
Accumulated Net Realized Gain (Loss)	(294,382)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Adams Harkness Small Cap Growth Fund
and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 20, 2014

18

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Investment Advisory Agreement Approval

At the September 20, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Fund's performance and related services provided by the Adviser.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Adviser, a due diligence process completed in writing by the Adviser and a discussion of the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement between the Trust and the Adviser. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources. The Board noted the total assets that the Adviser has under management and the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the 1-year, 3-year and 5-year performance of the Fund as of June 30, 2013. The Board noted

19

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

that the Fund outperformed its primary benchmark, the Russell 2000 Growth Index during for the 3-year period but underperformed the Russell 2000 Growth Index during the 1-year and 5-year periods. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund outperformed its peers for the 1-year and 3-year periods ended July 31, 2013 but underperformed its peers for the 5-year period ended July 31, 2013. Noting the Fund's asset growth and the Adviser's representation that the Fund performed consistent with the Adviser's expectations and based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Adviser’s actual advisory fee rate for the Fund was the lowest advisory fee rate of its Lipper Inc. peer group and the Fund’s actual total expenses were above the median total expenses of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that  the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees and soft-dollar research benefits, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

20

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

21

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,247.73	$10.20	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,016.13	$9.15	1.80%

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 9.30% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 8.91% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Fund also designates 0.04% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 84.83% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

22

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	25	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	25	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	25	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

23

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008.	N/A	N/A

24

Annual Report

December 31, 2013

THE BEEHIVE FUND

Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	13
Additional Information (Unaudited)	14

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of December 31, 2013, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

“But even the facts do not always tell the truth.”
- Paul Auster, The Invention of Solitude

Dear Shareholder,

2013.  It was a year to remember for stock investors; a year to savor; a year that will likely not soon be repeated, even as new money comes to the market hoping for a repeat performance.  It was a year where the S&P 500® Index (including dividends) (the “S&P”) rose 32.4%, and we are pleased to report your Fund gained even more.

That being said, for many bond investors it was a poor year.  For holders of gold and other commodities, it was even worse.  In fairness, a year is an arbitrary period of time.  Yet, as we are approaching the five year anniversary of the March 2009 lows, the S&P has gained over 200%, or an annualized return of over 25%.  Clearly, we believe that stocks have regained some of their luster as solid, long-term stores of value.  And a pause or pullback would not necessarily change that fact.  Today, we do not see signs of true mania in the broad stock market, and capital flows are just now beginning to return.  We believe that economic activity will continue to expand and profits generated by the companies in our portfolio will continue to grow.  We believe that both of these factors will be supportive of stock prices, but may not be the determining factors.

The biggest driver of appreciation in this bull market has been the reduction of perceived risk in stocks, as we discussed in our last semi-annual commentary.  At the height of fear in 2008 and early 2009, we believe that investors demanded huge premiums to own any risk.  Today, based on current earnings, investors are still requiring a rational rate of return, but a much smaller margin of safety.  The current market earnings multiple reflects assumptions that earnings will at a minimum grow modestly and that the expected return (or cost of capital) is 8-10% (depending on growth expectations), a significantly lower figure than the immediate post-crash years.  Neither assumption is bold, but neither is conservative given the uncertain conditions that are always part of investing.

Portfolio Commentary

During the first quarter we purchased Celgene and Starbucks, which were two of our stronger performing stocks for the year.  Celgene is a biopharmaceutical company with a strong product line-up in cancer drugs, and a growing pipeline of potentially blockbuster drugs.  Starbucks sells a drug of a different sort.  Both stocks are widely owned and have excellent track records of appreciation.  However, we believe in both cases that the future growth in earnings is not properly discounted by the market.

During that quarter, we sold our long term and successful holding in Checkpoint Systems.  Including a partial sale in 2012, the position gained about 60% over the almost three years we held it.  Checkpoint is facing increasing competition and, although an excellent company, we identified better opportunities elsewhere.

On April 15th, Life Technologies announced it had reached a definitive agreement to be acquired at $76 per share.  The buyer?  Thermo Fisher Scientific, another long held position in the Fund.   Normally, you will see the target company rise in price, and the acquirer drop.  In this case, we experienced significant gains in both positions.  Thermo has a reputation as a savvy acquirer and Life Technologies’ business is an excellent fit.  We have long been attracted to the assets these companies each held within the life sciences industry.  We continue to like them under the strong, consolidated leadership of Thermo Fisher Scientific.  We sold our Life Technologies position after the deal was announced, but will continue to hold a significant position in the combined company.  We also sold the Fund’s Baxter position as the stock is fully priced, in our view, and there seem to be no major catalysts on the horizon.  We believe that we have identified more compelling opportunities in the healthcare sector.

We initiated new positions in AutoNation (AN) and eBay.  In our view AN is poised to benefit from the continued recovery in U.S. automobile sales and increasing consolidation of new car dealerships that should result in both increased economies of scale and service revenue.   eBay is a global technology company that is a leading enabler of online commerce.  While their Marketplaces business continues to grow at impressive rates, we are even more excited by the possibilities for their PayPal division, which occupies a very important position in the global move to e-commerce.

1

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

We made several changes to the Fund holdings during the third quarter, including the addition of two companies with what we believe to have excellent return potential.

Pentair is a global participant in the market for water and fluid infrastructure and management.  As a result of last year’s merger with Tyco Flow Control, Pentair’s management is targeting cost savings that we believe will fuel strong earnings growth, even without acceleration in the company’s end markets.

While not a household name, Trimble Navigation is a leader in advanced location-based technology solutions for the architectural, engineering, agriculture and construction industries.  Its technologies (which combine GPS, laser and optical solutions with software and communication networks) may allow greater efficiency and productivity, and therefore profitability, to their global customer base.

During the second half of the year we sold two holdings, both for significant gains and due to valuations that had exceeded our analysis of their potential.

Broadridge was a long-time holding whose stock price, frankly, did nothing for much of that time.  However, our work continued to conclude that management was skillfully guiding the company through a difficult environment for their business and that shares remained under-valued.  Their dominant position in a niche industry and strong cash generation was finally recognized by the market, and the stock returned nearly 40% (including dividends) in the 12 months prior to our sale.  As the value was recognized by the market, we took our gains and invested the capital in new investment opportunities.

During the fourth quarter we exited our successful investment in SunTrust Bank (STI).  STI is one example of the erosion in the margin of safety.  While the bank, and the stock, may continue to perform, we felt it was no longer priced to withstand negative events.  In fact, after several components of our investment thesis were realized, it was priced to assume only further positive developments.  Our risk/return analysis led us to believe we had better investment opportunities elsewhere.

China and Our Portfolio

In contrast to the U.S. equity markets, one surprise to many commentators has been the extended under-performance of emerging markets, and particularly Chinese shares.  Investor sentiment around Chinese equities has vacillated from euphoria in 2007, to despondence in 2008, to indifference by 2013.  The Shanghai index was down 4% in 2013 and underperformed U.S. markets by over 35 percentage points (the Shanghai Composite still sits roughly 55% below the 2007 high).  We do not currently invest directly in Chinese listed companies because we believe that the risks associated with uncertain legal, accounting and regulatory guidelines overshadow the opportunity for investment returns.  In fact, we believe the dreadful performance of Chinese stocks has more to do with the nature of the stocks and stock market than the larger Chinese economy.  Many of our U.S. listed holdings have large and growing businesses in China and the region.  So, despite volatility in Chinese equity markets, we believe that China, the world’s second largest economy and home to 19% of the earth’s population, cannot be ignored as a major player in the global economy.  For this reason, we visit the region annually, including last fall.

On two separate trips, members of our investment team met with several local analysts, researchers and the local management of a few of our portfolio holdings.  Although much of our focus this time was on the automotive industry, we believe the knowledge we gained has broader applications: 1) due to its scale, China has the potential to be a material contributor to growth for global companies, 2) writing off Chinese competition as low quality and down market may be unwise, 3) the government’s influence is far reaching and unpredictable, and 4) Western suppliers that help enable the achievement of government objectives are well positioned. One such supplier in your Fund is Delphi Automotive.  While we did not make our investment in Delphi solely based on their potential in China, our on-the-ground study of Delphi’s Chinese operations and of the Chinese auto industry increased our confidence.

Concluding Thoughts

It appears that the great crash of 2008, which was widely predicted to mark the end of ‘long-term’ buy-and-hold investing, has not.  Instead, we believe that it has illustrated that over longer periods of time, well-chosen stocks in a properly diversified portfolio can earn the required rate of return (which we generally define as roughly 8% over the inflation rate).  We believe that we have positioned the Fund to earn a competitive rate of return over time.  Unfortunately, we realize that it will not achieve these returns in a smooth or steady manner.  Although our crystal ball for short-term stock movements has never worked well, that fact has not materially affected

2

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

our longer term returns.  Today, we see a potential and maybe even likely short-term pullback in many stocks; but we do not see the conditions that would result in a steep and extended fall or crash that generally follows over heated and speculative economies.

We are worried that seemingly everyone is expecting further gain immediately ahead.  This is a bearish signal, but not enough of one itself to be a red flag.  Sentiment matters, and more positive sentiment about stock investing should be supportive as long as the fundamentals are in place.  At least currently, those improving fundamentals are hard to deny.  Macro-economic factors continue to improve: job growth remains steady if frustratingly slow, consumer confidence is improved, interest rates remain low, and – more importantly – the stock market seems to be factoring in a measured increase in rates.  We continue to manage your Fund with a focus on the long-term profit growth of our portfolio companies.  We believe that emphasis will drive positive long-term performance, notwithstanding short-term fluctuations.

We wish you a very happy and healthy 2014!

Sincerely,

Spears Abacus

3

THE BEEHIVE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2013

4

THE BEEHIVE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

	Security		PLC	Public Limited Company
Shares	Description	Value	(a)	Non-income producing security.
Common Stock - 97.1%			(b)	Variable rate security. Rate presented is as of December 31, 2013.
Consumer Discretionary - 19.6%
40,490	AutoNation, Inc. (a)	$2,011,948
89,400	Comcast Corp., Class A	4,645,671	* Cost for federal income tax purposes is $76,399,391 and net unrealized appreciation consists of:
69,210	Delphi Automotive PLC	4,161,597	Gross Unrealized Appreciation		$35,964,316
92,610	Imax Corp. (a)	2,730,143	Gross Unrealized Depreciation		(411,170)
100,930	Johnson Controls, Inc.	5,177,709	Net Unrealized Appreciation		$35,553,146
41,450	Starbucks Corp.	3,249,266
		21,976,334
Energy - 11.0%			The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.
44,361	Devon Energy Corp.	2,744,615
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

107,940	Marathon Oil Corp.	3,810,282
36,590	Schlumberger, Ltd.	3,297,125
63,675	The Williams Cos., Inc.	2,455,945
		12,307,967	Valuation Inputs		Investments in Securities
Financials - 18.9%			Level 1 - Quoted Prices		$108,674,976
53,580	ACE, Ltd.	5,547,137	Level 2 - Other Significant Observable Inputs		3,277,561
60,985	Aon PLC	5,116,031	Level 3 - Significant Unobservable Inputs		-
90,191	CIT Group, Inc.	4,701,657	Total		$111,952,537
107,854	MetLife, Inc.	5,815,488
		21,180,313
The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by type.

Industrials - 10.9%
48,030	Pentair, Ltd.	3,730,490
91,010	Republic Services, Inc.	3,021,532	There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.
51,560	United Parcel Service, Inc., Class B	5,417,925	AFA
		12,169,947	PORTFOLIO HOLDINGS
Materials - 2.2%			% of Total Investments
38,620	Carpenter Technology Corp.	2,402,164	Consumer Discretionary		19.6%
			Energy		11%
Pharmaceuticals, Biotechnology and Life Sciences - 11.4%			Financials		18.9%
21,140	Celgene Corp. (a)	3,571,814	Industrials		10.9%
43,350	Gilead Sciences, Inc. (a)	3,257,753	Materials		2.2%
52,900	Thermo Fisher Scientific, Inc.	5,890,415	Pharmaceuticals, Biotechnology and Life Sciences		11.4%
		12,719,982	Software and Services		15.7%
Software and Services - 15.7%			Technology Hardware and Equipment		7.4%
45,080	Citrix Systems, Inc. (a)	2,851,310	Money Market Funds		2.9%
55,760	eBay, Inc. (a)	3,060,666			100%
3,232	Google, Inc., Class A (a)	3,622,135
119,285	Microsoft Corp.	4,464,838
94,020	Oracle Corp.	3,597,205
		17,596,154
Technology Hardware and Equipment - 7.4%
8,105	Apple, Inc.	4,547,796
108,770	Trimble Navigation, Ltd. (a)	3,774,319
		8,322,115
Total Common Stock (Cost $72,977,268)		108,674,976

Money Market Funds - 3.0%
3,277,561	Fidelity Institutional Cash Money Market Fund, 0.03% (b) (Cost $3,277,561)	3,277,561
Total Investments - 100.1% (Cost $76,254,829)*		$111,952,537
Other Assets and Liabilities, Net – (0.1)%		(62,234)
Net Assets – 100.0%		$111,890,303

See Notes to Financial Statements.	5

THE BEEHIVE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

	ASSETS
	Total investments, at value (Cost $76,254,829)	$111,952,537
	Receivables:
	Dividends	82,817
	Prepaid expenses	3,445
	Total Assets	112,038,799

	LIABILITIES
	Payables:
	Fund shares redeemed	36,017
	Distributions payable	947
	Accrued Liabilities:
Advisor	Investment advisor fees	71,297
	Trustees’ fees and expenses	40
	Fund services fees	14,483
	Other expenses	25,712
	Total Liabilities	148,496

	NET ASSETS	$111,890,303

	COMPONENTS OF NET ASSETS
	Paid-in capital	$76,337,157
	Accumulated net realized loss	(144,562)
	Net unrealized appreciation	35,697,708
	NET ASSETS	$111,890,303
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,138,081
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.75

See Notes to Financial Statements.	6

THE BEEHIVE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income	$1,377,579
Total Investment Income	1,377,579
Advisor
EXPENSES
Investment advisor fees	739,663
Fund services fees	173,749
Custodian fees	10,057
Registration fees	6,094
Professional fees	37,451
Trustees’ fees and expenses	3,362
Miscellaneous expenses	23,201
Total Expenses	993,577
Fees waived and expenses reimbursed	(17,224)
Net Expenses	976,353

NET INVESTMENT INCOME	401,226

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	4,062,357
Net change in unrealized appreciation on investments	25,253,270
NET REALIZED AND UNREALIZED GAIN	29,315,627
INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	$29,716,853

See Notes to Financial Statements.	7

THE BEEHIVE FUND
STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2014	#	41639 #	#	41274
		For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
OPERATIONS
Net investment income		$401,226		$538,464
Net realized gain		4,062,357		5,664,357
Net change in unrealized appreciation (depreciation)		25,253,270		2,380,296
Increase in Net Assets Resulting from Operations		29,716,853		8,583,117

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		(401,280)		(538,461)
Net realized gain		(5,870,650)		(4,994,386)
Total Distributions to Shareholders		(6,271,930)		(5,532,847)

CAPITAL SHARE TRANSACTIONS
Sale of shares		2,482,526		7,958,469
Reinvestment of distributions		6,256,434		5,470,774
Redemption of shares		(7,223,894)		(11,947,226)
Increase in Net Assets from Capital Share Transactions		1,515,066		1,482,017
Increase in Net Assets		24,959,989		4,532,287

NET ASSETS
Beginning of Year		86,930,314		82,398,027
End of Year (Including line (a))		$111,890,303		$86,930,314

SHARE TRANSACTIONS
Sale of shares		197,214		699,260
Reinvestment of distributions		472,759		508,253
Redemption of shares		(579,985)		(1,116,979)
Increase in Shares		89,988		90,534

(a) Undistributed net investment income		$-		$3

See Notes to Financial Statements.	8

THE BEEHIVE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended December 31,
	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Year	$10.80	$10.35	$11.14	$9.75	$7.44
INVESTMENT OPERATIONS
Net investment income (a)	0.05	0.07	0.02	0.05	0.05
Net realized and unrealized gain (loss)	3.71	1.11	(0.59)	1.59	2.30
Total from Investment Operations	3.76	1.18	(0.57)	1.64	2.35

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)	(0.07)	(0.02)	(0.04)	(0.04)
Net realized gain	(0.76)	(0.66)	(0.20)	(0.21)	—
Total Distributions to Shareholders	(0.81)	(0.73)	(0.22)	(0.25)	(0.04)
NET ASSET VALUE, End of Year	$13.75	$10.80	$10.35	$11.14	$9.75
TOTAL RETURN	35.13%	11.46%	(5.10)%	16.90%	31.59%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$111,890	$86,930	$82,398	$75,848	$42,195
Ratios to Average Net Assets:
Net investment income	0.41%	0.62%	0.16%	0.46%	0.55%
Net expense	0.99%	0.99%	0.99%	0.99%	1.00%
Gross expense (b)	1.01%	1.04%	1.07%	1.47%	1.88%
PORTFOLIO TURNOVER RATE	28%	40%	34%	43%	33%

(a) Calculated based on average shares outstanding during each year.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	9

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

10

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of 0.25% of the Fund’s average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of

11

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2014, to limit annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%. For the year ended December 31, 2013, fees waived and expenses reimbursed were $17,224.

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the resulting expenses do not exceed 0.99%.  As of December 31, 2013, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2011	$68,302	December 31, 2014	$-
December 31, 2012	41,182	December 31, 2015	-
December 31, 2013	17,224	December 31, 2016	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2013, were $26,468,722 and $30,145,359, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2013	2012
Ordinary Income	$401,280	$538,461
Long-Term Capital Gain	5,870,650	4,994,386
	$6,271,930	$5,532,847

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$35,553,146

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2013. The following reclassifications were the result of distributions in excess of earnings and have no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$51
Accumulated Realized Gain (Loss)	62
Paid-in-Capital	(113)

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

To the Shareholders of The BeeHive Fund and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Beehive Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beehive Fund as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 20, 2014

13

THE BEEHIVE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Investment Advisory Agreement Approval

At the September 20, 2013 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Advisor and the Trust pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Advisor and the administrator, including information regarding the Advisor's personnel, operations and financial condition. In addition, the Board noted that the evaluation process with respect to the Advisor is an ongoing one and, in this regard, the Board considered information received at each regularly scheduled meeting including, among other things, information concerning the Fund's performance and related services provided by the Advisor.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor, including information on the investment performance of the Fund and Advisor; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

Based on a presentation from senior representatives of the Advisor, a due diligence process completed in writing by the Advisor and a discussion of the Advisor’s personnel, operations and financial condition, the Board considered the quality of services provided by the Advisor under the Advisory Agreement between the Trust and the Advisor. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Advisor with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Advisor’s senior management and staff.

The Board further considered the adequacy of the Advisor’s resources. The Board noted the total assets that the Advisor has under management and the Advisor’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Advisor in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Advisor regarding its approach to managing the Fund, the Board considered the 1-year, 3-year, 5-year and year-to-date performance as of September 11, 2013. The Board noted that the Fund outperformed its primary benchmark, the S&P 500 Index, for the 1-year and year-to-date periods but underperformed the S&P 500 Index during the 3-year and 5-year periods. The Board also noted that the Fund outperformed the S&P 500 Index for the 1-month and 3-month periods ended September 11, 2013. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the preliminary information provided by Lipper, the Fund underperformed its peers for the 1-year and 3-year periods ended July 31, 2013. Noting the Fund's asset growth and based on the foregoing, the Board determined that the Advisor’s management of the Fund could benefit the Fund and its shareholders.

Compensation

The Board considered the Advisor’s compensation for providing advisory services to the Fund and analyzed comparative information on fee rates, expenses and performance of similar mutual funds. The Board noted that the Advisor’s actual advisory fee rate for the Fund was above the median advisory fee rate of its Lipper Inc. peer group but that its actual total expenses were below the median total expenses of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Advisor’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

14

THE BEEHIVE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Costs of Services and Profitability

The Board considered information provided by the Advisor regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Advisor’s resources devoted to the Fund as well as the Advisor’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Advisor’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Advisor’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Advisor currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Advisor’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

15

THE BEEHIVE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,202.09	$5.49	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.21	$5.04	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 684-4915.

16

THE BEEHIVE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	25	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	25	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	25	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008.	N/A	N/A
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

17

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-ANR-1213

POLARIS GLOBAL VALUE FUND

ANNUAL REPORT

December 31, 2013

POLARIS
CAPITAL MANAGEMENT, LLC
http://www.polarisfunds.com
(888) 263-5594

TABLE OF CONTENTS

A Message to Our Shareholders (Unaudited)	1
Performance Chart and Analysis (Unaudited)	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Additional Information (Unaudited)	21

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

Dear Fellow Shareholder,

For the year ended December 31, 2013, the total return for the Polaris Global Value Fund (“the Fund”) was 36.94%, as compared to the MSCI World Index benchmark at 26.68%. We are pleased with the +10.26% outperformance, attributable primarily to stock picking. The flexibility to invest in companies with strong sustainable free cash flows, in any country (developed and emerging), industry and market capitalization, helped deliver satisfactory returns in 2013. The Fund achieved a four-star Morningstar Overall Rating™ for risk-adjusted performance among 797 World Stock funds for the calendar year ended December 31, 2013.

	2013					Annualized As of December 31, 2013
	YTD	QIV	QIII	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	36.94%	12.19%	6.78%	3.32%	10.64%	36.94%	15.02%	19.98%	8.14%	9.20%	10.42%	10.00%
MSCI World Index	26.68%	8.00%	8.18%	0.65%	7.73%	26.68%	11.49%	15.02%	6.98%	4.33%	7.06%	6.48%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.36%. The Fund’s Adviser voluntarily waived its fee for the last three months of 2013, reducing the Fund’s net expense ratio to 1.04% for calendar year 2013. In the December 13, 2013 supplement to the current prospectus, the Fund’s annual operating expense ratio has been reduced to 0.99%, effective January 1, 2014. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. See page 6 for additional disclosure. Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.

2013 PERFORMANCE ANALYSIS:

We are satisfied with the performance, as this marks the second consecutive calendar year of substantial outperformance versus the MSCI World Index benchmark (+10.26% in 2013; +5.17% in 2012). More than half of the annual return was from companies in the U.S., U.K., Germany and Ireland. Results for the year mirrored the results for the fourth quarter, with outperformance in 8 out of 10 sectors. Financials, consumer discretionary, consumer staples and materials were the top contributors. Energy and utility sectors added to full-year results, but to a lesser extent.

Seventeen of eighteen financial holdings were in positive absolute territory for the year, led by U.S. banks Ameris Bancorp, BNC Bancorp and Webster Financial. In late 2012, Ameris started consolidating less profitable branches; in 2013, it announced the acquisition of Prosperity Banking Company, which is expected to boost assets and earnings in the coming year. BNC Bancorp reported decreased non-performing assets, accelerated loan growth, increased net interest margins and steady mortgage revenues despite an industry-wide slowdown in refinancing activity. Svenska Handelsbanken remained one of the best-managed European banks, with solid cost controls, asset quality and overseas net interest income growth. Standard Chartered was in negative territory after releasing repetitive earnings downgrades.

1

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

In consumer discretionary, British homebuilders posted double-digit gains, which slightly moderated toward year end as the U.K. government scaled back on its assisted home buying program. In our opinion, reduced government support for buyers who cannot otherwise afford property leads to better sustainability of the British housing market.

The consumer staples sector was up for the year, far surpassing the benchmark sector result. While both Japanese brewery and dairy companies achieved healthy returns, the predominant story was Irish convenience food producer Greencore Group. As the top portfolio contributor to performance this year, Greencore’s stock advanced as sales of its product categories increased in the U.K. grocery market. In addition, Greencore’s stock was included in the FTSE 250. The company saw its stock price rise further after turning a profit on its U.S. operations, validating the geographic expansion.

With an overweight position and strong outperformance compared to the benchmark, the materials sector was the fourth largest contributor to the annual results. Imerys had double-digit returns backed by improving market conditions and strategic changes to its business, which included divesting non-core assets and focusing on growth segments. Canadian methanol producer Methanex was able to leverage higher prices (difference between gas and oil) and capture better margins due to methanol demand not only for paints and plastics but also for fuel additives and adhesives. Additionally, Methanex’s new growth projects are expected to expand annual operating capacity by 60% over the next three years. On the other end of the spectrum, Australian multinational mining and petroleum company BHP Billiton fell on lower metal prices and lower demand from Asia. Japanese materials company Showa Denko was negatively impacted by slower petrochemical and chemical sales as well as lower sales of hard disk drives.

In industrials, Finnish building service company Caverion demerged from YIT. Caverion has since cycled through cost adjustments, enhanced its service business in Northern Europe and improved profitability, resulting in a double-digit stock jump during the year.

Information technology had some of the best and worst performers in Xerox and Samsung Electronics, respectively. Xerox projected flat earnings per share as increases in business services (with a new government contract) will likely offset document printing declines. The company also stepped up merger and acquisition transactions and share buybacks – all of which encouraged investors during the year. Samsung Electronics dropped, as its sales of its Galaxy S4 smartphone fell short of expectations.

The Fund’s health care portfolio was one of only two sectors to underperform the sector benchmarks during the year. Pharmaceutical maker Forest Laboratories benefited from a company restructuring and a stock buyback, which signaled management’s confidence in the product pipeline and cash flow generation capability after Lexapro became a generic drug. Health insurers Wellpoint and United Health Group were up after offering positive guidance for 2014, predicting stable earnings despite uncertainty related to the Affordable Care Act. Detracting from results was Quest Diagnostics, which noted fewer test requests nationwide attributable to high-deductible consumer healthcare plans and the cost-conscious private health care system.

In telecom, Freenet announced good results in a consolidating market, while introducing new products. KDDI capitalized on the smartphone shift, as it beat competitors to market in Japan with its unique triple play offering. Deutsche Telekom experienced good revenue and earnings growth led by T-Mobile after its MetroPCS merger. The publicly traded U.S. subsidiary went on the offensive with competitive rates, a strong LTE network and an iPhone

2

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

offering, all of which culminated with a million-plus addition to the subscriber base.

The energy sector was buoyed by Marathon Oil, Maurel et Prom, Sasol Ltd. and Marathon Petroleum, but these results were mitigated by declines in Thai Oil. The company was affected by the political turbulence in Thailand. However, we do not think the unrest should impinge on long-term future cash flows, as Thai Oil provides an important country resource.

2013 ASSET ALLOCATION:

During the year, we sold five holdings (at a profit) to make room for eight new portfolio companies. We sold Japanese convenience food maker and cold storage facilities operator Nichirei and Irish containerboard manufacturer Smurfit Kappa, as they reached our valuation targets. When U.S.-based H.J. Heinz was acquired by Berkshire Hathaway and 3G Capital, the Fund’s holdings in the company were sold for cash. The Fund’s position in Questcor Pharmaceuticals was eliminated after making substantial profits on the stock, as concerns arose about a sales practice investigation. Laundry systems service Mac-Gray saw its stock price advance from $15 to $21 during the fourth quarter, after announcing its acquisition by CSC Fenway. The stock was subsequently sold at a profit.

Capital from sales was redeployed to existing holdings and to a number of new purchases, including Standard Chartered, an international banking group focused in Asia, Africa and the Middle East; Freenet AG, a German telecommunications and web content provider/reseller; Loomis AB, an international cash handling business, with efficiency services; Ipsos SA of France, a market research firm for global consumer product companies; Regal Entertainment, which operates the largest movie theater chain in the U.S.; Finnish building service company Caverion; and Tullow Oil, an independent oil explorer focused in emerging market countries throughout Africa. In October, we purchased U.S. direct mail/geography targeted advertising company Valassis Communications. Less than two months later, Valassis stock rose on news of an acquisition bid by a private equity company.

The following table shows the Fund’s asset allocation at December 31, 2013.
 Polaris Global Value Fund Asset Allocation
	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	37.49%	2.26%	2.51%	3.35%	1.18%	3.30%	1.21%	5.59%	12.21%	4.65%	1.24%	0.00%
Japan	4.73%	0.00%	0.00%	0.46%	0.00%	0.00%	2.49%	0.00%	0.00%	0.00%	1.78%	0.00%
Other Asia	4.90%	0.70%	0.96%	0.86%	0.00%	0.00%	0.00%	0.00%	0.00%	2.38%	0.00%	0.00%
Europe & ME	36.44%	2.42%	0.00%	7.97%	2.02%	9.55%	3.87%	2.63%	3.82%	1.39%	2.76%	0.00%
Scandinavia	9.80%	0.00%	0.00%	0.00%	3.86%	1.77%	0.00%	0.00%	4.17%	0.00%	0.00%	0.00%
Africa & S. America	1.10%	1.10%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Cash	5.55%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	5.54%
Industry Totals	100.00%	6.49%	3.46%	12.64%	7.06%	14.62%	7.56%	8.22%	20.20%	8.43%	5.78%	5.54%

  Table may not cross foot due to rounding.

3

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

INVESTMENT ENVIRONMENT AND STRATEGY:

As would be expected after a stellar year for world markets, with the MSCI World Index up 26.68%, MSCI Europe Index up 25.23% and MSCI EAFE Index at 22.78%, fewer undervalued companies are present at the start of 2014 than at the beginning of 2013. Notwithstanding higher stock prices, our research team continues to pinpoint new investment opportunities. We made evolutionary improvements to our screening technology and investment process during 2013, which have allowed us to uncover companies not previously filtering through our screens. Currently, our screens are dominated by Asian companies, which is not surprising considering the MSCI Emerging Markets Index was down -2.60% in 2013, a dramatic underperformance relative to developed countries. Additionally, we are carefully assessing valuations of previously-depressed European companies, many of which are reporting positive near-term industry trends.

FUND UPDATES:

The Fund’s Adviser waived its fee for the last three months of 2013, reducing the Fund’s net expense ratio to 1.04% for calendar year 2013. As of January 1, 2014, the Adviser will waive its fees, along with fee reductions by the Fund’s administrator, to reduce the expense ratio to 0.99%. Through a contractual agreement, the Adviser will waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses to 0.99% for the period January 1, 2014 through April 30, 2015. With this new reduction, the Fund will have an expense ratio that is lower than 79% of its peers in the Morningstar World Stock Fund Universe (out of 984 Funds for the 1-year track record and reported expense ratio as of 11/30/13; data source: Morningstar). Additional details are reflected in the December 13, 2013 supplement to the prospectus, available at www.polarisfunds.com.

The Fund declared a net investment income dividend of $0.21560 per share to shareholders of record as of December 30, 2013. The Fund did not distribute any capital gains for 2013, which may prove to be a substantial tax benefit to shareholders. As of December 31, 2013, the capital loss carryover stands at approximately $111,000,000, which may provide tax efficient returns in the years to come. Please contact your tax advisor regarding your individual tax situation.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.
Portfolio Manager

4

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

As of December 31, 2013, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	3.86%	Svenska Handelsbanken AB, Class A	1.71%
Methanex Corp.	2.25%	Imerys SA	1.66%
KDDI Corp.	1.77%	Forest Laboratories Inc.	1.66%
Duni AB, Class A	1.76%	Christian Dior SA	1.62%
Ameris Bancorp	1.74%	Symrise AG	1.59%

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value	MSCI World Index		Polaris Global Value	MSCI World Index
2013	36.94%	26.68%	2001	2.21%	-16.82%
2012	21.00%	15.83%	2000	-5.82%	-13.18%
2011	-8.16%	-5.54%	1999	16.50%	24.93%
2010	20.64%	11.76%	1998	-8.85%	24.34%
2009	35.46%	29.99%	1997	34.55%	15.76%
2008	-46.19%	-40.71%	1996	23.34%	13.48%
2007	-3.97%	9.04%	1995	31.82%	20.72%
2006	24.57%	20.07%	1994	-2.78%	5.08%
2005	10.52%	9.49%	1993	25.70%	22.50%
2004	23.63%	14.72%	1992	9.78%	-5.23%
2003	47.06%	33.11%	1991	17.18%	18.28%
2002	3.82%	-19.89%	1990	-11.74%	-17.02%

5

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
DECEMBER 31, 2013

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and is not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. Since Inception, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-year Morningstar Rating metrics. The Fund received a Morningstar Rating of a 4-star, 5-stars, 4-star and 3-star against the World Stock Funds for the following periods: Overall (out of 797 funds), three-year (out of 797 funds), five-year (out of 638 funds) and ten-year (out of 324 funds), respectively. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and includes the reinvestment of dividends, net of withholding taxes. The MSCI Europe Index is a market capitalization weighted index composed of over 500 securities representing 15 European countries. The MSCI Europe Australasia Far East (EAFE) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI Emerging Market Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. One cannot invest directly in an index or an average.

The views in this letter were those of the Fund manager as of December 31, 2013 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

6

POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2013

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended December 31, 2013	One Year	Five Year	Ten Year
Polaris Global Value Fund	36.94%	19.98%	8.14%
MSCI World Index	26.68%	15.02%	6.98%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.33%. However, effective January 1, 2014, the Fund’s adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, proxy and extraordinary expenses), through April 30, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

7

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

	Security			Security
Shares	Description	Value	Shares	Description	Value
Common Stock - 94.3%			Israel - 0.9%
Australia - 0.9%			52,800	Teva Pharmaceutical Industries, Ltd., ADR	$2,116,224
30,900	BHP Billiton PLC, ADR	$1,919,508
			Italy - 2.7%
Belgium - 1.1%			114,389	Gtech Spa	3,487,206
15,936	Solvay SA, Class A	2,521,162	307,950	Trevi Finanziaria Industriale SpA	2,664,737
					6,151,943
Canada - 2.3%			Japan - 4.7%
85,437	Methanex Corp.	5,052,626	90,900	Asahi Group Holdings, Ltd.	2,558,424
			64,800	KDDI Corp.	3,981,160
Finland - 3.4%			46,916	MEIJI Holdings Co., Ltd.	3,011,605
103,010	Caverion Corp. (a)	1,261,226	730,000	Showa Denko KK	1,032,856
78,976	Kone Oyj, Class B	3,563,629			10,584,045
38,520	Konecranes Oyj	1,370,372	Norway - 1.2%
103,010	YIT Oyj	1,439,782	152,696	DNB Bank ASA	2,731,525
		7,635,009
France - 5.6%			South Africa - 1.1%
19,265	Christian Dior SA	3,640,166	50,270	Sasol, Ltd.	2,465,578
152,164	Etablissements Maurel et Prom	2,544,429
42,941	Imerys SA	3,734,062	South Korea - 1.5%
44,107	Ipsos	1,888,298	2,544	Samsung Electronics Co., Ltd.	3,307,308
62,939	Transgene SA (a)	760,218
		12,567,173	Sweden - 5.2%
Germany - 9.7%			305,200	Duni AB, Class A	3,950,325
26,900	BASF SE	2,867,619	80,302	Investor AB, Class B	2,762,943
168,900	Deutsche Telekom AG	2,888,180	42,300	Loomis AB, Class B	1,002,939
109,890	Freenet AG	3,292,605	78,200	Svenska Handelsbanken AB, Class A	3,842,005
37,600	Hannover Rueck SE	3,226,686			11,558,212
12,500	Muenchener Rueckversicherungs AG, Class R	2,753,978	Switzerland - 1.3%
77,500	Symrise AG	3,571,660	37,600	Novartis AG	3,001,087
45,016	Wincor Nixdorf AG	3,119,338
		21,720,066	Thailand - 0.7%
Hong Kong - 1.0%			921,550	Thai Oil PCL	1,577,516
2,196,000	Guangdong Investment, Ltd.	2,146,639
			United Kingdom - 10.0%
India - 0.9%			511,734	Barratt Developments PLC	2,957,447
35,905	Infosys, Ltd., ADR	2,032,223	349,918	BBA Aviation PLC	1,857,706
			123,988	Bellway PLC	3,223,491
Ireland - 4.9%			146,476	Persimmon PLC (a)	3,005,280
93,212	CRH PLC	2,346,640	317,353	Rexam PLC	2,787,887
2,345,220	Greencore Group PLC	8,660,354	114,031	Standard Chartered PLC	2,568,083
		11,006,994

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

	Security			Security
Shares	Description	Value	Principal	Description	Rate	Maturity	Value
United Kingdom – (continued)			Short-Term Investments - 0.0%
1,727,422	Taylor Wimpey PLC	$3,189,485	Certificates of Deposit - 0.0%
203,300	Tullow Oil PLC	2,878,397	$33,000	Middlesex Federal Savings Bank	0.50%	12/15/14	$33,000
		22,467,776	33,011	Stoneham Savings Bank	0.25	11/24/14	33,011
United States - 35.2%			Total Certificates of Deposit
50,200	ALLETE, Inc.	2,503,976	(Cost $66,011)				66,011
185,050	Ameris Bancorp (a)	3,906,405	Total Short-Term Investments
152,404	Astoria Financial Corp.	2,107,747	(Cost $66,011)				66,011
121,920	BNC Bancorp	2,089,709	Total Investments - 94.3%
62,400	Brookline Bancorp, Inc.	597,168	(Cost $154,095,949)*				$211,584,895
139,467	Brooks Automation, Inc.	1,463,009	Other Assets & Liabilities, Net – 5.7%				12,860,537
37,851	Carter's, Inc.	2,717,323	Net Assets – 100.0%				$224,445,432
169,774	Colony Bankcorp, Inc. (a)	1,035,621
62,200	Forest Laboratories, Inc. (a)	3,733,866	ADR	American Depositary Receipt
244,114	Frontier Communications Corp.	1,135,130	PCL	Public Company Limited
27,667	General Dynamics Corp.	2,643,582	PLC	Public Limited Company
30,800	Hewlett-Packard Co.	861,784	(a)	Non-income producing security.
90,924	Independent Bank Corp.	3,563,312
112,063	International Bancshares Corp.	2,957,343	* Cost for federal income tax purposes is $155,099,321 and net unrealized appreciation consists of:
67,982	Marathon Oil Corp.	2,399,765	Gross Unrealized Appreciation				$69,331,853
29,091	Marathon Petroleum Corp.	2,668,517	Gross Unrealized Depreciation				(12,846,279)
68,000	Microsoft Corp.	2,545,240	Net Unrealized Appreciation				$56,485,574
36,344	NextEra Energy, Inc.	3,111,773
27,200	Peoples Bancorp, Inc.	612,272
18,865	Praxair, Inc.	2,453,016
42,933	Quest Diagnostics, Inc.	2,298,633
65,124	Regal Entertainment Group, Class A	1,266,662
177,097	Southwest Bancorp, Inc. (a)	2,819,384
28,155	The Chubb Corp.	2,720,618
26,100	The JM Smucker Co.	2,704,482
121,400	The Western Union Co.	2,094,150
41,284	UnitedHealth Group, Inc.	3,108,685
129,700	Univest Corp. of Pennsylvania	2,682,196
99,500	Valassis Communications, Inc.	3,407,875
33,351	Verizon Communications, Inc.	1,638,868
72,738	Webster Financial Corp.	2,267,971
36,600	WellPoint, Inc.	3,381,474
284,200	Xerox Corp.	3,458,714
		78,956,270
Total Common Stock
(Cost $154,029,938)		211,518,884

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments At Value
Common Stock
Australia	$1,919,508	$-	$-	$1,919,508
Belgium	2,521,162	-	-	2,521,162
Canada	5,052,626	-	-	5,052,626
Finland	7,635,009	-	-	7,635,009
France	12,567,173	-	-	12,567,173
Germany	21,720,066	-	-	21,720,066
Hong Kong	2,146,639	-	-	2,146,639
India	2,032,223	-	-	2,032,223
Ireland	11,006,994	-	-	11,006,994
Israel	2,116,224	-	-	2,116,224
Italy	6,151,943	-	-	6,151,943
Japan	10,584,045	-	-	10,584,045
Norway	2,731,525	-	-	2,731,525
South Africa	2,465,578	-	-	2,465,578
South Korea	3,307,308	-	-	3,307,308
Sweden	11,558,212	-	-	11,558,212
Switzerland	3,001,087	-	-	3,001,087
Thailand	-	1,577,516	-	1,577,516
United Kingdom	22,467,776	-	-	22,467,776
United States	78,956,270	-	-	78,956,270
Certificates of Deposit	-	66,011	-	66,011
Total Investments At Value	$209,941,368	$1,643,527	$-	$211,584,895

There were no transfers between Level 1, Level 2 and Level 3 for the year ended December 31, 2013.

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	15.5%
Consumer Staples	8.0%
Energy	6.9%
Financials	21.4%
Health Care	8.7%
Industrials	7.5%
Information Technology	8.9%
Materials	13.4%
Telecommunication Services	6.1%
Utilities	3.6%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS
Total investments, at value (Cost $154,095,949)	$211,584,895
Cash	12,877,334
Foreign currency (Cost $93)	59
Receivables:
Fund shares sold	126,854
Dividends and interest	717,281
Prepaid expenses	10,289
Total Assets	225,316,712

LIABILITIES
Payables:
Investment securities purchased	467,155
Fund shares redeemed	166,288
Distributions payable	87,686
Foreign capital gains tax payable	70,699
Accrued Liabilities:
Trustees’ fees and expenses	90
Fund services fees	35,210
Other expenses	44,152
Total Liabilities	871,280

NET ASSETS	$224,445,432

COMPONENTS OF NET ASSETS
Paid-in capital	$275,354,874
Undistributed net investment income	3,041,098
Accumulated net realized loss	(111,390,460)
Net unrealized appreciation	57,439,920
NET ASSETS	$224,445,432
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	10,873,963
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$20.64
*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $352,516)	$5,257,050
Interest income	10,161
Total Investment Income	5,267,211

EXPENSES
Investment adviser fees	1,922,453
Fund services fees	396,992
Custodian fees	33,953
Registration fees	20,444
Professional fees	48,117
Trustees' fees and expenses	6,514
Miscellaneous expenses	107,977
Total Expenses	2,536,450
Fees waived and expenses reimbursed	(531,165)
Net Expenses	2,005,285

NET INVESTMENT INCOME	3,261,926

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,883,616
Foreign currency transactions	(93,086)
Net realized gain	5,790,530
Net change in unrealized appreciation (depreciation) on:
Investments	51,287,572
Deferred foreign capital gains taxes	56,084
Foreign currency translations	18,548
Net change in unrealized appreciation (depreciation)	51,362,204
NET REALIZED AND UNREALIZED GAIN	57,152,734
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,414,660

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
OPERATIONS
Net investment income	$3,261,926	$2,189,973
Net realized gain (loss)	5,790,530	(4,650,896)
Net change in unrealized appreciation (depreciation)	51,362,204	33,117,658
Increase in Net Assets Resulting from Operations	60,414,660	30,656,735

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2,322,213)	(1,747,553)

CAPITAL SHARE TRANSACTIONS
Sale of shares	14,005,305	8,666,895
Reinvestment of distributions	2,234,527	1,681,725
Redemption of shares	(16,893,045)	(24,107,586)
Redemption fees	3,201	4,091
Decrease in Net Assets from Capital Share Transactions	(650,012)	(13,754,875)
Increase in Net Assets	57,442,435	15,154,307

NET ASSETS
Beginning of Year	167,002,997	151,848,690
End of Year (Including line (a))	$224,445,432	$167,002,997

SHARE TRANSACTIONS
Sale of shares	742,758	606,644
Reinvestment of distributions	108,262	110,422
Redemption of shares	(945,705)	(1,684,135)
Decrease in Shares	(94,685)	(967,069)

(a) Undistributed net investment income.	$3,041,098	$2,148,133

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended December 31,
2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Year	$15.23	$12.72	$14.00	$11.73	$8.66
INVESTMENT OPERATIONS
Net investment income (a)	0.30	0.19	0.15	0.11	0.09
Net realized and unrealized
gain (loss)	5.33	2.48	(1.29)	2.31	2.98
Total from Investment Operations	5.63	2.67	(1.14)	2.42	3.07
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.22)	(0.16)	(0.14)	(0.15)	—	(b)
Total Distributions to Shareholders	(0.22)	(0.16)	(0.14)	(0.15)	—
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, End of Year	$20.64	$15.23	$12.72	$14.00	$11.73
TOTAL RETURN	36.94%	21.00%	(8.16)%	20.64%	35.46%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Year (000's omitted)	$224,445	$167,003	$151,849	$188,473	$191,398
Ratios to Average Net Assets:
Net investment income	1.70%	1.34%	1.10%	0.89%	0.91%
Net expense	1.04%	1.36%	1.36%	1.38%	1.45%
Gross expense	1.32	%(c)	1.36%	1.36%	1.39	%(c)	1.46	%(c)
PORTFOLIO TURNOVER RATE	14%	14%	12%	10%	22%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the

15

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2013, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

16

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2013, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2013, the Fund held $12,627,334 as cash reserves at Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities

17

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the year ended December 31, 2013, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Fees Waived

For the year ended December 31, 2013, the Adviser voluntarily waived fees. Effective January 1, 2014, the Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2015. For the year ended December 31, 2013, fees waived were $531,165.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2013, were $25,735,809 and $37,354,255, respectively.

18

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

Note 7. Federal Income Tax and Investment Transactions

Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:

	2013	2012
Ordinary Income	$2,322,213	$1,747,553

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$3,865,300
Capital and Other Losses	(111,211,248)
Unrealized Appreciation	56,436,506
Total	$(50,909,442)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

As of December 31, 2013, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$36,071,788	$59,164,411	$15,622,903

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused. In addition to the amounts noted in the table above, the Fund has $23,924 available short term capital loss carryforwards and $328,222 available long term capital loss carryforwards that have no expiration date.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2013. The following reclassification was the result of currency gain/loss and passive foreign investment company transactions and has no impact on the net assets of the Fund.

Undistributed Net Investment Income (Loss)	$(46,748)
Accumulated Net Realized Gain (Loss)	46,748

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Polaris Global Value Fund and the Board of Trustees of Forum Funds

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund (the “Fund”), a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polaris Global Value Fund as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 20, 2014

20

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013, through December 31, 2013.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

21

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2013	December 31, 2013	Period*	Ratio*
Actual	$1,000.00	$1,199.64	$4.38	0.79%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.22	$4.02	0.79%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 59.35% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.05% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com.

22

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.	25	0
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	25	0
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	25	0
David Tucker Born: 1958	Trustee	Since 2011	Director, Blue Sky Experience since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	28	Trustee, Forum Funds II and Forum ETF Trust
Interested Trustee
John Y. Keffer2 Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	28	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II and Forum ETF Trust
1The Fund Complex includes the Trust, Forum Funds II and Forum ETF Trust and is overseen by different Boards of Trustees.
2Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

23

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2013

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008.	N/A	N/A

24

POLARIS GLOBAL VALUE FUND

ANNUAL REPORT
December 31, 2013

INVESTMENT ADVISER
Polaris Capital Management, LLC
121 High Street
Boston, MA 02110-2475

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

225-ANR-1213

POLARIS
CAPITAL MANAGEMENT, LLC
http://www.polarisfunds.com
(888) 263-5594

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

          (f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,300 in 2012 and $43,300 in 2013.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2012 and $0 in 2013.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $9,000 in 2012 and $9,000 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2012 and $0 in 2013. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date:	February 21, 2014

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	February 21, 2014